Table of Contents

      USAA Family of Funds                          1
      Message from the President                    2
      Investment Review                             4
      Message from the Manager                      5
      Financial Information:
         Portfolio of Investments                   8
         Notes to Portfolio of Investments         10
         Statement of Assets and Liabilities       11
         Statement of Operations                   12
         Statements of Changes in Net Assets       13
         Notes to Financial Statements             14




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.





USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index(2)              Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE.]

Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past performance is no guarantee of future results.







Investment Review

USAA GOLD FUND

OBJECTIVE: Long-term capital appreciation and to protect the purchasing power of capital from inflation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80% of the Fund's assets are invested in equity securities of companies principally engaged in gold exploration, mining, or processing. The remainder may be invested in equity securities of companies similarly engaged in other precious metals and minerals.

--------------------------------------------------------------------------------
                                           11/30/98             5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $92.9  Million       $93.2  Million
  Net Asset Value Per Share                 $5.55                 $5.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/98
--------------------------------------------------------------------------------
 5/31/98 to 11/30/98(+)        1 Year            5 Years            10 Years
        -5.45%                 5.71%              -8.58%             -3.80%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the London Gold for the period of 11/30/88 through 11/30/98. The data points from the graph are as follows:

              USAA Gold             S&P 500                            Gold
                Fund                 Index         Philadelphia       Bullion
             -----------          -----------      ------------     -----------

11/30/88       $10,000              $10,000          $10,000         $10,000
05/31/89         9,118               11,922            9,328           8,561
11/30/89        11,571               13,079           12,880           9,658
05/31/90         9,392               13,899           11,586           8,591
11/30/90         7,732               12,625            9,198           9,107
05/31/91         7,740               15,534            8,883           8,528
11/30/91         8,172               15,187            9,078           8,668
05/31/92         7,497               17,061            8,095           7,986
11/30/92         6,960               17,988            7,102           7,908
05/31/93        11,092               19,039           11,990           8,932
11/30/93        10,629               19,800           12,810           8,777
05/31/94        10,774               19,847           12,984           9,172
11/30/94        10,030               20,007           11,082           9,065
05/31/95        10,995               23,848           12,949           9,094
11/30/95        10,678               27,396           13,069           9,177
05/31/96        13,596               30,624           16,067           9,242
11/30/96        10,968               35,024           12,970           8,786
05/31/97         9,892               39,639           11,256           8,178
11/30/97         6,419               45,007            7,642           7,023
05/31/98         7,177               51,791            8,062           6,947
11/30/98         6,786               55,667            7,657           6,997

Data from 11/30/88 through 11/30/98


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.






Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER APPEARS HERE: Mark W. Johnson, CFA]

THE GOLD MARKET
Gold prices during the six months ended November 30, 1998, traded in a narrow range of $273.40 (a 19 1/2 year low) to $300.80. Prices ended the period at $294.70 versus $293.60 on May 31, 1998 -- a change of only .37%. While gold slumbered, the stocks of gold mining companies gyrated. Consequently, the net asset value range for the USAA Gold Fund was $3.69 (an all time low) to $6.18. Interestingly, the USAA Gold Fund ended the first half of the fiscal year at $5.55 versus $5.87 on May 31, 1998, a change of only -5.45%. For all the hyperactivity during this period, by the end of day November 30, 1998, very little had changed on the pricing front.

Although pricing did not change much, the underlying fundamentals improved during the latter half of this time frame. First, the U.S. dollar turned weaker in September. This has the effect of reducing the incentive of non-U.S. gold producers to engage in various hedging(1) strategies that have a depressing impact on gold. Second, the economic situation in Asia seems to have stabilized somewhat. Consequently, the wholesale dumping of gold to garner dollars that was seen earlier in the year seems to have halted. Third, central bank selling has been noticeably reserved. With interest rates on gold loans at historically low levels, it is likely that central banks as a group will remain quiet. Finally, the World Gold Council's third quarter 1998 survey of global demand indicates that demand for gold has rebounded sharply off of the depressed levels seen in the first quarter. Demand is being driven by jewelry and coins in developed countries. Because fundamentals have improved over the past six months, but prices are essentially unchanged, we are cautiously optimistic that gold prices can move higher from here. However, we would not expect a dramatic upside breakout as any significant move would likely be met by renewed central bank selling. Also, with a new government in Germany, one barrier to the partial liquidation of International Monetary Fund (IMF) gold reserves may have been removed. Such longer-term structural problems remain intact.

(1) A strategy to offset risk.

FUND PERFORMANCE AND STRATEGY
As noted earlier, the cumulative return of the USAA Gold Fund for the six months ended November 30, 1998, was -5.45%. For the twelve months ending November 30, 1998, the total return was 5.71%. According to Lipper Analytical Services, the USAA Gold Fund ranked in the top 10% or 4th of 42 funds in the Gold Oriented category for the one-year period ending November 30, 1998.(2)

The top performing stock for the six months was Stillwater Mining at 50.8%. Stillwater, the only U.S. producer of platinum and palladium, benefited from favorable demand and supply factors in the palladium market. The stock also was rewarded because of significant initiatives undertaken by management to expand production and enhance the economics of its mine. The most disappointing investments for the last six months were in the diamond arena: Aber Resources (-55.1%) and Dia Met Minerals (-25.6%). The companies themselves are on track, but the diamond market is weak. This has forced the DeBeers cartel to absorb supply leading to the usual speculation and fear that this time around the cartel will crack. We do not, at this juncture, share that fear.

Although the Fund, as of November 30, had a significant opportunistic exposure to diamonds and platinum group metals (15.7% versus 6.6% eighteen months ago), the main thrust of the Fund remained in gold at over 80% of Fund net assets. Our strategic focus also remains unchanged: low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis.

USAA's commitment to the USAA Gold Fund remains unwavering. In that regard, we are pleased to announce the addition of Patrick Chidley to our staff as the Fund's Securities Analyst. Patrick has an undergraduate degree in mining geology from the University of London's Royal School of Mines and a Masters degree in mineral economics from Penn State. He comes to USAA with five years of experience including three years as a geologist in the South African mining industry and the remainder as a mining and commodity analyst. Patrick replaces Lindsey Falconer, whose recommendations were a significant factor behind the Fund's solid performance versus other gold funds.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds. Fund rankings awarded by Lipper are based on total returns. The Fund's ranking in the Gold Oriented category for the 5-, and 10-year periods ended November 30, 1998, were 9 of 26 and 15 of 22, respectively.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.



-------------------------------------------
         TOP 10 EQUITY HOLDINGS
           (% OF NET ASSETS)
-------------------------------------------
Stillwater Mining                     8.9
Barrick Gold                          7.5
Goldcorp "A"                          6.0
Getchell Gold                         5.3
Euro-Nevada Mining                    5.0
Ashanti Goldfields GDR                4.7
Agnico-Eagle Mines                    4.4
Freeport-McMoRan Copper & Gold "A"    4.4
Acacia Resources                      4.4
Placer Dome                           4.3
-------------------------------------------

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility.

See page 8 for a complete listing of the Portfolio of Investments.







USAA GOLD FUND
PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)

                                                                         Market
 Number                                                                  Value
 of Shares               Security                                        (000)
--------------------------------------------------------------------------------
                           COMMON STOCKS (97.4%)

             African Gold Companies (8.9%)
   500,000   Ashanti Goldfields Co. Ltd. GDR                          $  4,344
   600,000   Gold Fields Ltd. *                                          3,899
                                                                     -----------
                                                                         8,243
                                                                     -----------
              Australian Gold Companies (14.2%)
  2,750,000   Acacia Resources Ltd.                                      4,061
  2,500,000   Lihir Gold Ltd. *                                          3,079
  1,250,000   Ranger Minerals NL *                                       3,417
  3,000,000   Resolute Ltd.                                              2,620
                                                                     -----------
                                                                        13,177
                                                                     -----------
              North American Gold Companies (54.5%)
    900,000   Agnico-Eagle Mines Ltd.                                    4,106
    350,000   Barrick Gold Corp.                                         7,000
  1,000,000   Dayton Mining Corp. *                                        313
    300,000   Euro-Nevada Mining Corp. Ltd.                              4,605
    200,000   Franco-Nevada Mining Corp. Ltd.                            3,673
    325,000   Freeport-McMoRan Copper & Gold, Inc. "A"                   4,103
    200,000   Geomaque Explorations Ltd. *                                 203
    300,000   Getchell Gold Corp. *                                      4,912
  1,000,000   Goldcorp, Inc. "A" *                                       5,576
    600,000   Golden Knight Resources, Inc. *                              197
    200,000   Homestake Mining Co.                                       2,150
    275,000   Meridian Gold, Inc. *                                      1,478
    200,000   Newmont Mining Corp.                                       3,975
    275,000   Placer Dome, Inc.                                          4,005
    400,000   Randgold Resources, Ltd. GDR *                             1,052
    500,000   Rio Narcea Gold Mines Ltd. *                                 827
  1,000,000   TVX Gold, Inc. *                                           1,875
    900,000   Vengold, Inc. *                                              590
                                                                     -----------
                                                                        50,640
                                                                     -----------
              South American Gold Companies (4.1%)
    300,000   Compania de Minas Buenaventura ADR                         3,806
                                                                     -----------
              Precious Metals And Minerals Companies (15.7%)
    350,000   Aber Resources Ltd. *                                      1,587
    100,000   Anglo American Platinum Corp.                              1,616
    150,000   Dia Met Minerals Ltd. "A" *                                1,820
    100,000   Impala Platinum Holdings Ltd.                              1,372
    225,000   Stillwater Mining Co. *                                    8,227
                                                                     -----------
                                                                        14,622
                                                                     -----------
              Total common stocks (cost: $123,457)                      90,488
                                                                     -----------


    Principal
     Amount
      (000)
--------------
                         U.S. GOVERNMENT & AGENCY ISSUES (3.7%)

              Discount Note
   $  3,417   Federal Home Loan Mortgage Corp., 5.10%,
                12/01/1998 (cost: $3,417)                                3,417
                                                                     -----------
              Total investments (cost: $126,874)                      $ 93,905
                                                                     ===========


-----------------------
* Non-income producing.









USAA GOLD FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)

GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.







USAA GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
(Unaudited)


ASSETS
   Investments in securities, at market value
     (identified cost of $126,874)                                    $ 93,905
   Cash                                                                     86
   Receivables:
      Capital shares sold                                                   48
      Dividends and interest                                                45
      Securities sold                                                    1,092
   Unrealized appreciation on foreign currency contracts
     held, at value                                                          8
                                                                     -----------
         Total assets                                                   95,184
                                                                     -----------
LIABILITIES
   Securities purchased 1,829 Unrealized depreciation on
     foreign currency contracts held, at value                               3
   Capital shares redeemed                                                 314
   USAA  Investment Management Company                                      60
   USAA Transfer Agency Company                                             39
   Accounts payable and accrued expenses                                    41
                                                                     -----------
         Total liabilities                                               2,286
                                                                     -----------
            Net assets applicable to capital shares outstanding       $ 92,898
                                                                     -----------

REPRESENTED BY:
   Paid-in capital                                                    $165,790
   Accumulated net investment loss                                        (200)
   Accumulated net realized loss on investments                        (39,723)
   Net unrealized depreciation of investments                          (32,969)
                                                                     -----------
            Net assets applicable to capital shares outstanding       $ 92,898
                                                                     ===========
   Capital shares outstanding, unlimited number of shares
     authorized, no par value                                           16,742
                                                                     ===========
   Net asset value, redemption price, and offering price per share    $   5.55
                                                                     ===========


See accompanying notes to financial statements.








USAA GOLD FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $21):
      Dividends                                                       $    393
      Interest                                                              84
                                                                     -----------
         Total income                                                      477
                                                                     -----------
   Expenses:
      Management fees                                                      314
      Transfer agent's fees                                                227
      Custodian's fees                                                      38
      Postage                                                               16
      Shareholder reporting fees                                            10
      Trustees' fees                                                         2
      Registration fees                                                     32
      Professional fees                                                     13
      Other                                                                  5
                                                                     -----------
         Total expenses                                                    657
                                                                     -----------
            Net investment loss                                           (180)
                                                                     -----------
Net realized and unrealized loss on investments and
  foreign currency:
   Net realized loss on:
      Investments                                                         (990)
      Foreign currency transactions                                        (16)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (2,796)
      Foreign currency translations                                          4
                                                                     -----------
            Net realized and unrealized loss                            (3,798)
                                                                     -----------
Decrease in net assets resulting from operations                      $ (3,978)
                                                                     ===========


See accompanying notes to financial statements.







USAA GOLD FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                         11/30/98       5/31/98
                                                       -------------------------
From operations:
   Net investment loss                                  $  (180)       $  (418)
   Net realized loss on investments                        (990)        (4,994)
   Net realized loss on foreign currency
     transactions                                           (16)            (3)
   Change in net unrealized appreciation/
     depreciation of:
      Investments                                        (2,796)       (27,241)
      Foreign currency translations                           4             (4)
                                                       -------------------------
      Decrease in net assets resulting from
        operations                                       (3,978)       (32,660)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                             38,947         91,011
   Cost of shares redeemed                              (35,297)       (86,294)
                                                       -------------------------
      Increase in net assets from capital share
         transactions                                     3,650          4,717
                                                       -------------------------
Net decrease in net assets                                 (328)       (27,943)
Net assets:
   Beginning of period                                   93,226        121,169
                                                       -------------------------
   End of period                                        $92,898        $93,226
                                                       =========================
Undistributed net investment loss included in
  net assets:
   End of period                                        $  (200)       $    (4)
                                                       =========================
Change in shares outstanding:
   Shares sold                                            7,478         14,007
   Shares redeemed                                       (6,607)       (13,118)
                                                       -------------------------
      Increase in shares outstanding                        871            889
                                                       =========================

See accompanying notes to financial statements.







USAA GOLD FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in common stocks, preferred stocks or securities which are convertible into or which carry the right to buy common stocks of companies principally engaged in gold exploration, mining, or processing. The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1998, the Fund had 6 borrowings, averaging $688,000 with an average length of 1 day, and incurred $740 in interest expense.


(3)  DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1998 the Fund had capital loss carryovers for federal income tax purposes of approximately $39.7 million which will expire in 1999 - 2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4)  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended November 30, 1998 were $16.8 million and $11.7 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1998 was $6.8 million and $39.8 million, respectively.


(5)  FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1998, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Buy:

---------------------------------------------------------------------------------------------------------
                                                U.S. Dollar    In Exchange
 Exchange                                       Value as of     for U.S.     Unrealized     Unrealized
   Date         Contracts to Receive             11/30/98        Dollar     Appreciation   Depreciation
---------------------------------------------------------------------------------------------------------
 12/01/98      811  South African Rand            $ 142          $ 143         $              $ (1)
 12/01/98    1,533  South African Rand              269            270                          (1)
 12/01/98    1,551  South African Rand              272            271             1             -
 12/01/98      824  South African Rand              145            145                           -
---------------------------------------------------------------------------------------------------------
                                                  $ 828          $ 829         $   1          $ (2)
=========================================================================================================



Foreign Currency Contracts to Sell:


---------------------------------------------------------------------------------------------------------
                                                U.S. Dollar    In Exchange
 Exchange                                       Value as of     for U.S.     Unrealized     Unrealized
   Date         Contracts to Deliver             11/30/98        Dollar     Appreciation   Depreciation
---------------------------------------------------------------------------------------------------------
 12/01/98    2,221  South African Rand            $  390         $  392        $   2          $   -
 12/01/98    2,237  South African Rand               393            392            -             (1)
 12/02/98      491  Australian Dollar                308            313            5              -
---------------------------------------------------------------------------------------------------------
                                                  $1,091         $1,097        $   7          $  (1)
=========================================================================================================



(6)  TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $26.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(7)  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                                                        Eight-month
                             Period Ended                                                      Period Ended
                             November 30,                  Year Ended May 31,                     May 31,
                           ----------------------------------------------------------------------------------
                                1998          1998          1997          1996          1995          1994
                           ----------------------------------------------------------------------------------
Net asset value at
   beginning of period        $  5.87       $  8.09      $  11.12      $   9.00      $   8.83      $   7.95
Net investment
   income (loss)                 (.01)(b)      (.03)(b)      (.01)(b)      (.02)          .01           .01
Net realized and
   unrealized gain (loss)        (.31)        (2.19)        (3.02)         2.15           .17           .88
Distributions from net
   investment income                -             -             -          (.01)         (.01)         (.01)
                           ----------------------------------------------------------------------------------
Net asset value at
   end of period              $  5.55       $  5.87      $   8.09      $  11.12      $   9.00      $   8.83
                           ==================================================================================
Total return (%) *              (5.45)       (27.44)       (27.25)        23.66          2.05         11.19
Net assets at end of
   period (000)               $92,898       $93,226      $121,169      $167,067      $160,223      $176,527
Ratio of expenses to
   average net assets (%)        1.47(a)       1.46          1.31          1.33          1.28          1.26(a)
Ratio of net investment
   income (loss) to
   average net assets (%)        (.40)(a)      (.42)         (.11)         (.14)          .10           .15(a)
Portfolio turnover (%)          13.81         19.62         26.40         16.48         34.76         34.75



* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)Calculated using weighted average shares.






TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777